Exhibit 99.5

Talking Points Bryan Everett — Revised Merger Agreement

1-30-2017

•                  Good morning team. Thank you for joining me on this early morning call.

•                  At 8:30 a.m. this morning, we are making an important announcement and I wanted to share this with you in advance, so that you are prepared to communicate this news to your teams and answer any questions that they might have.

•                  We have reached a revised agreement with WBA under which we will further extend and amend the merger agreement’s end date to July 31, 2017.

•                  Our goal in extending the agreement is to allow us additional time to obtain the necessary regulatory approvals, as well as Rite Aid shareholder approval of the revised terms, to complete the proposed merger, which we now expect to close by the end of July.

•                  There will be changes. So I want to take time to walk you through some of the details.

•                  Under the revised agreement, WBA will acquire all outstanding shares of Rite Aid for $7.00 per share, subject to certain adjustments, but in no case will the price be less than $6.50 per share. The price adjustments will be based on the number of Rite Aid stores that Walgreens Boots Alliance divests in order to obtain antitrust clearance from the Federal Trade Commission.

•                  The revised terms take into account the increase in the maximum number of potential divestitures contemplated under the agreement from 1,000 stores to 1,200 stores which may be necessary to obtain regulatory approval, as well as any additional obligations that WBA may be required to fulfill as part of that process.

•                  As for our previously announced purchase agreement with Fred’s, WBA and Fred’s will continue to work together.

•                  We are committed to keeping you up to date as the merger process continues, and expect to provide additional details regarding divestitures and other actions to obtain regulatory approval.

•                  The long-term strategic benefits of joining the Walgreens team remain as true today as when we began this process.

•                  Together, Rite Aid and WBA have an opportunity to play a critical role in meeting the health and wellness needs of our communities.

•                  As part of a national network, we’ll have increased scale to stay competitive in the marketplace.

•                  In addition, we expect our associates to have new opportunities for professional growth.

•                  I know that the merger process has created uncertainty for our team, and I greatly appreciate the patience, support and dedication you’ve displayed during that time.

•                  As we move forward, it is critical for all of us to continue our focus and efforts to support our business and deliver a great Rite Aid experience to our customers and patients.

•                  I am counting on all of you to continue to lead your teams as we move forward.

•                  In a few minutes, I am going to speak with our district leaders and share this news with them. Please join me on that call.

•                  Then as soon as the press release goes out this morning, a letter will be sent to all of our associates.

•                  Later today, a special edition of Down to Business with John Standley will be distributed.

•                  Shortly after the release, we will send all of you and our POD teams a packet of materials that includes talking points and FAQs.

•                  As soon as our POD teams have time to review the materials, they should host conference calls with their store management teams using the provided scripts and FAQs.

•                  Our store leaders will then be sent similar information to hold brief team huddles with their store associates.

•                  As leaders, it is important for us to be out in the stores, engaging with our teams and leading by example.

•                  Thank you all for supporting and leading your teams through this time of uncertainty.

•                  Do you have any questions before we have our call with our district leaders?

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “will,” “may,” “should,” “expect,” “anticipate,” “believe,” “future,” “target,” “plan” and similar expressions are intended to identify information that is not historical in nature.

All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of WBA following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval of the amended Merger Agreement by the stockholders of Rite Aid may not be obtained; (2) there may be a material adverse change of Rite Aid or the business of Rite Aid may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; (5) changes in economic conditions, political conditions, changes in federal or state laws or regulations, including the Patient Protection and Affordable Care Act and the Health Care Education Affordability Reconciliation Act and any regulations enacted thereunder may occur; (6) provider and state contract changes may occur; (7) reduction in provider payments by governmental payors may occur; (8) the expiration of Rite Aid’s Medicare or Medicaid managed care contracts by federal or state governments; (9) tax matters; (10) there may be difficulties and delays in achieving synergies and cost savings; and (11) other risk factors as detailed from time to time in Rite Aid’s and WBA’s reports filed with the Securities and Exchange Commission (the “SEC”), including Rite Aid’s Annual Report on Form 10-K for the fiscal year ended February 27, 2016, which is available on the SEC’s Web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

Rite Aid undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, as amended, Rite Aid intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Rite Aid will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention: Senior Director, Treasury Services & Investor Relations.

Participants in the Merger Solicitation

The directors, executive officers and employees of Rite Aid and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Rite Aid’s directors and executive officers is available in its definitive proxy statement for its 2016 annual meeting of stockholders filed with the SEC on May 13, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement when it becomes available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.